SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A
                          (Rule 14a-101)
                     INFORMATION REQUIRED IN
                         PROXY STATEMENT

                     SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of
       the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[ ]  Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2)
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   FIRST MANISTIQUE CORPORATION
         (Name of registrant as specified in its charter)

                   FIRST MANISTIQUE CORPORATION
     (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determine):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule, or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

First Manistique Corporation                             This Proxy is solicited
130 South Cedar                                                 on behalf of the
P.O. Box 369                                                  Board of Directors
Manistique, Michigan 49854

                                      PROXY

      The undersigned hereby appoints Michael C. Henricksen and Ronald G. Ford as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of First Manistique Corporation held of record by the undersigned on February 17, 1997, at the annual meeting of shareholders to be held April 15, 1997, and at any adjournment thereof.


1.   In the election of three directors to be elected for terms expiring in 2000

     [  ] FOR all nominees listed below      [  ] WITHHOLD AUTHORITY
         (except as marked to the            to vote for all nominees listed
          contrary below)                    below

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

           Charles B. Beaulieu, Bernard A. Bouschor, C. Ronald Durfina

2.   Proposal to approve a stock compensation plan for key employees.

           [   ]   FOR              [   ]    AGAINST           [   ]   ABSTAIN

3.   Proposal to approve a stock option plan for non-employee directors.

           [   ]   FOR              [   ]    AGAINST           [   ]   ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Each of the Other Proposals.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



____________________________________         ___________________________________
   Signature                                 Signature if held jointly


DATED: _____________________, 1997

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          FIRST MANISTIQUE CORPORATION

                      P.O. Box 369, 130 South Cedar Street
                           Manistique, Michigan 49854

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                             To Be Held April 15, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of First Manistique Corporation (the "Corporation"), a Michigan corporation, will be held on April 15, 1997, at 5 p.m. at Howard Johnsons, Manistique, Michigan, for the following purposes:


         1. To elect three (3) directors, each to hold office for a three-year term.

         2.    To  consider   and  act  upon  a  proposal  to  approve  a  stock
               compensation plan for key employees.

         3. To consider and act upon a proposal to approve a stock option plan for nonemployee directors.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed February 17, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.


                                    By order of the Board of Directors


                                    RICHARD B. DEMERS, Secretary



         Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.



Dated:  March 14, 1997

                          FIRST MANISTIQUE CORPORATION
                      P.O. Box 369, 130 South Cedar Street
                           Manistique, Michigan 49854

                                 PROXY STATEMENT

     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of First Manistique Corporation (the "Corporation"), a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 15, 1997, at 5 p.m., at Howard Johnsons, Manistique, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about March 14, 1997, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on February 17, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     The Corporation has only one class of common stock and one class of preferred stock. As of February 17, 1997, there were 2,371,263 shares of common stock of the Corporation outstanding and no shares of preferred stock outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement and for the proposals set forth in this Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Chairman of the Board in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

     The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of five (5) and a maximum of fifteen (15) members. The Restated Articles of Incorporation of the Corporation and the Bylaws also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered three-year terms of office. Three persons have been nominated for election to the Board, each to serve a three-year term expiring at the 2000 Annual Meeting of Shareholders. The Board has nominated Charles B. Beaulieu, Bernard A. Bouschor, and C. Ronald Dufina. Messrs. Beaulieu and Dufina are incumbent directors previously elected by the Corporation's shareholders. Mr. Bouschor was appointed by the Board of Directors during 1996 to fill a vacancy on the Board.

     Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, the three individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

                INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons has been engaged in the occupations stated below for more than five years.

         Nominees for Election as Directors for Terms Expiring in 2000
                                                                                                    Director of
                                                                                      Age        Corporation Since
Charles B. Beaulieu.............................................................      59               1984
         Owner, Beaulieu Funeral Home, Inc.
Bernard A. Bouschor.............................................................      48               1996
         Tribal Chairman, Sault Tribe of Chippewa Indians
C. Ronald Dufina................................................................      52               1992
         Owner, Balsam Shop, Inc., HRD, Inc., Island Leasing, Inc., and
         Mackinaw Island Hospitality, Inc. (companies involved in tourism)

                      Directors Whose Terms Expire in 1999

Michael C. Henricksen...........................................................      54               1988
         Co-Owner, Satellite Services, Inc., a service company
John P. Miller..................................................................      58               1976
         Owner, Peoples Store Co., Inc. (Retail Clothing)
Ronald G. Ford..................................................................      49               1987
         President, North Country Bank & Trust, First Manistique
         Corporation, First Manistique Agency, First Northern Services and
         First Rural Relending Co.

                      Directors Whose Terms Expire in 1998

Stanley J. Gerou II.............................................................      48               1989
         Owner, Gerou Excavating, Inc.
Loren Hulsizer..................................................................      65               1994
         Retired President of Bank of Stephenson
Thomas G. King..................................................................      44               1987
         Owner, King's Motel
John Lindroth...................................................................      41               1987
         President, Superior State Agency, Inc. (Insurance Agency)

                                BOARD COMMITTEES

     The Board of Directors of the Corporation has an Audit Committee comprised of C. Beaulieu, Chairman, J. Clark, R. Dufina, and L. Hulsizer. Four meetings of the Committee were held during 1996. This Committee is responsible for the recommendation of the independent accounting firm to be engaged for the external audit, directing and supervising investigations into matters relating to audit functions, reviewing with independent auditors the plan and results of the external audit, the establishment and continued supervision of internal auditing procedures, reviewing the degree of independence of the auditors and reviewing the adequacy of internal accounting controls.

     The Compensation Committee, comprised of Chairman J. Lindroth, T. King, S. Gerou, and J. Miller, performs functions similar to those of a compensation committee. Four meetings of this committee were held in 1996. This Committee is responsible for recommending annually to the Board the salary of the President and CEO. This Committee additionally reviews with management the annual projected salary ranges and recommends those for Board approval. This Committee also annually reviews the written Personnel Policy and audits the employee benefit package annually.

     The Nominating Committee of the Board, comprised of T. King, Chairman, M. Henricksen, J. Miller, and L. Hulsizer, held three meetings during the year. The Board also has an Executive Committee comprised of E. King, Chairman (who will be retiring as a director as of this year's Annual Shareholders Meeting), M. Henricksen, and R. Ford. This Committee handles strategic planning for the Corporation and its subsidiaries.

     The Board of Directors of the Corporation held a total of six meetings and ten special meetings during 1996. No director attended less than 75 percent of the aggregate number of meetings of the Board of Directors and the Committees on which he served. There are no family relationships between or among any of the directors, nominees, or executive officers of the Corporation, other than Ernest and Thomas King, who are father and son.

                            REMUNERATION OF DIRECTORS

     The directors of the Corporation each receive an annual fee of $1,250. Directors are not paid for attendance at meetings of the Board or committees on which they serve, except for $250 per meeting for committee meetings that are held on days when the entire Board is not meeting. Some of the directors also serve on the Board of Directors of North Country Bank and Trust ("Bank"), for which they are paid an annual fee of $7,200, except for the Chairman who receives an annual fee of $9,600. No compensation is paid for attendance at Bank Board or committee meetings, except for $250 per meeting for committee meetings that are held on days when the entire Bank Board is not meeting. In November 1984, the Corporation adopted a deferred compensation plan for certain senior management employees and directors that provides for benefit payments to the participant and his or her family upon retirement or death. Messrs. Ernest King, John Clark, Charles Beaulieu, John Miller, and Ronald Ford are participants in this plan. This plan was closed to additional participants in 1986. The plan allows the deferral of director fees and compensation in return for the payment of certain defined monthly benefits payable upon termination of one's service as a director or officer of the Corporation. Benefits under this plan may be funded by life insurance policies, with the premiums paid for by the Corporation. Any benefits payable under this plan are unsecured and payable out of the general assets of the Corporation.

     At the 1996 shareholder meeting, the Corporation's shareholders approved of the Corporation's Deferred Compensation, Deferred Stock and Current Stock Purchase Plan for Non-Employee Directors ("the Plan") to provide an opportunity for directors of the Corporation and its subsidiaries to defer payment of all or a part of their director fees ("Plan Fees") or to receive shares of the Corporation's stock in lieu of cash payment of Plan Fees. Each director who participates in the Plan must elect to have his or her Plan Fees credited quarterly to either (a) a Current Stock Purchase Account, (b) a Deferred Cash Investment Account, or (c) a Deferred Stock Account. Plan Fees credited to a Current Stock Purchase Account are converted to shares of the Corporation's Common Stock at market value on the credit date and distributed to the director in lieu of cash payment of Plan Fees. Plan Fees credited to a Deferred Cash Investment Account are deferred for tax purposes and are credited quarterly with an appreciation factor that may not exceed the prime rate of interest charged by the Bank. Plan Fees credited to a Deferred Stock Account are also deferred for tax purposes. At the credit date, the Plan Fees are converted into "Corporation stock units" determined by dividing the amount of the Plan Fees credited for the quarter by the fair market value of a share of the Corporation's Common Stock on the credit date. From the credit date forward, the value of the Corporation stock units in the director's account is tied directly to the fair market value of the Corporation's Common Stock, including the impact of paid dividends. Upon termination of a director's service with the Corporation, the amount credited to his or her Deferred Cash Investment Account or Deferred Stock Account is paid out in a lump sum, or if termination occurs because of retirement, the distribution may be spread over 5 to 10 years.

                               PROPOSAL TO APPROVE
                        THE FIRST MANISTIQUE CORPORATION
                             STOCK COMPENSATION PLAN

     On January 15, 1997, the Board of Directors adopted the First Manistique Corporation Stock Compensation Plan (the "Plan"), subject to approval by the Corporation's shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

     Purpose. The purpose of the Plan is to promote the long-term success of the Corporation for the benefit of its shareholders through stock-based compensation, by aligning the personal interests of the Corporation's key employees with those of its shareholders. The Plan is designed to allow key employees of the Corporation and certain of its subsidiaries to participate in the Corporation's future, as well as to enable the Corporation to attract, retain, and reward such employees.

     Administration. The Plan will be administered by a committee of the Board of Directors (the "Committee"). Initially, the Committee will be composed of all directors who are not employees of the Corporation. Each member of the Committee is required to be a non-employee director within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended, and no member of the Committee is eligible to participate in the Plan. Subject to the Corporation's Restated Articles of Incorporation, Bylaws, and the provisions of the Plan, the Committee has the authority to select key employees to whom Awards may be awarded; the type of Awards (or combination thereof) to be granted; the number of shares of Common Stock to be covered by each Award; and the terms and conditions of any Award, such as conditions of forfeiture, transfer restrictions and vesting requirements.

     The Plan provides for the granting of a variety of stock-based Awards, described in more detail below, such as Stock Options, including Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Restricted Stock, Performance Shares, and other Stock-Based Awards. The term of the Plan is ten (10) years; no Awards may be granted under the Plan after January 14, 2007.

     Types of Awards.  The  following  types of Awards may be granted  under the
Plan:

     An "Option" is a contractual right to purchase a number of shares at a price determined at the date the Option is granted. Options include Incentive Stock Options, as defined in Section 422 of the Code, as well as Nonqualified Stock Options. The exercise price included in both Incentive Stock Options and Nonqualified Stock Options must equal at least 100% of the fair market value of the stock at the date of grant.

     "Restricted Stock" are shares of Common Stock granted to an employee for no or nominal consideration. Title to the shares passes to the employee at the time of the grant; however, the ability to sell or otherwise dispose of the shares is subject to restrictions and conditions determined by the Committee.

     "Performance Shares" are an Award of the right to receive stock or cash of an equivalent value at the end of the specified performance period upon the attainment of specified performance goals.

     An "Other Stock-Based Award" is any other Award that may be granted under the Plan that is valued in whole or in part by reference to or is payable in or otherwise based on Common Stock.

     Shares Subject to Plan. Two hundred thousand (200,000) shares of Common Stock, no par value, are proposed to be set aside for use under the Plan. However, the number of shares available under the Plan will be reduced by any shares which may be covered by, or issued pursuant to, options granted under the Corporation's 1997 Directors' Stock Option Plan. The shares to be issued under the Plan will be authorized and unissued shares, including shares reacquired by the Corporation which have that status. The number of shares that may be issued under the Plan and the number of shares subject to Options are subject to adjustments in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock splits, or other change in corporate structure affecting the Common Stock. Subject to certain restrictions, unexercised Options, lapsed shares of Restricted Stock, and shares surrendered in payment for exercising Options may be reissued under the Plan.

     Termination or Amendment of the Plan. The Board may at any time amend, discontinue, or terminate this Plan or any part thereof; however, unless otherwise required by law, after shareholder approval, the rights of a participant may not be impaired without the consent of such participant. In addition, without the approval of the Corporation's shareholders, no amendment may be made which would increase the aggregate number of shares of Common Stock that may be issued under the Plan, change the definition of employees eligible to receive Awards under the Plan, extend the maximum option period under the Plan, decrease the Option price of any Option to less than 100% of the fair market value on the date of grant, or cause the Plan not to comply with certain applicable securities and tax law requirements.

     Eligibility. Key employees of the Corporation and its designated subsidiaries are eligible to be granted awards under the Plan. Eligibility is determined by the Committee. No awards have been granted under the Plan. Information concerning options granted under the Corporation's former Stock Option Plan is set forth on page 10 of this Proxy Statement. Any awards that may be granted under the Plan prior to the 1997 Annual Shareholders Meeting will be void and of no effect if the Plan is not approved by shareholders at the Corporation's 1997 annual meeting. It is not possible to predict the number or identity of future participants or, except as set forth in the Plan, to describe the restrictions that may be included in award agreements.

     Participation and Assignability. Neither the Plan nor any Award agreement granted under the Plan entitles any participant or other employee to any right to continued employment by the Corporation or any subsidiary. Generally, no Award, Option, or other benefit payable under the Plan may, except as otherwise specifically provided by law, be subject in any manner to assignment, transfer, or encumbrance. However, Nonqualified Stock Options may be transferred without consideration to (i) an immediate family member of the optionee, (ii) a trust for the benefit of the optionee and/or one or more immediate family members of the optionee, or (iii) a partnership or limited liability company whose only partners or members are the optionee and/or one or more immediate family members of the optionee, if the optionee satisfies such conditions to the transfer as may be required by the Committee.

     Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of Awards under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed, and may vary from locality to locality.

     Options. Plan participants will not recognize taxable income at the time an Option is granted under the Plan unless the Option has a readily ascertainable market value at the time of grant. Management understands that Options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an Option. For Nonqualified Stock Options, the difference between the fair market value of the shares at the time an Option is exercised and the Option price generally will be treated as ordinary income to the optionee, in which case the Corporation will be entitled to a deduction equal to the amount of the optionee's ordinary income. With respect to Incentive Stock Options, participants will not realize income for federal income tax purposes as a result of the exercise of such Options. In addition, if Common Stock acquired as a result of the exercise of an Incentive Stock Option is disposed of more than two years after the date the Option is granted and more than one year after the date the Option was exercised, the entire gain, if any, realized upon disposition of such Common Stock will be treated for federal income tax purposes as capital gain. Under these circumstances, no deduction will be allowable to the Corporation in connection with either the grant or exercise of an Incentive Stock Option. Exceptions to the general rules apply in the case of a "disqualifying disposition." If a participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a 'disqualifying disposition." As a result, such a participant would recognize ordinary income and the Corporation would be entitled to a deduction in the year in which such disposition occurred.

     The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the Option price, or (b) the fair market value of the shares at the time of exercise minus the Option price. If the disposition is to a related party (such as a spouse, brother, sister, lineal descendant, or certain trusts or business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized upon disposition, in excess of the ordinary income, will be taxable as capital gain. In addition, the exercise of Incentive Stock Options may result in an alternative minimum tax liability.

     Restricted Stock. Recipients of shares of Restricted Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to federal income taxes until the lapse or release of the restrictions or sale of the shares, unless the recipient files a specific election under the Code to be taxed at the time of grant. The recipient's income and the Corporation's deduction will be equal to the excess of the then fair market value (or sale price) of the shares less any purchase price.

     Performance Shares. Participants are not taxed upon the grant of Performance Shares. Upon receipt of the underlying shares or cash, a participant will be taxed at ordinary income tax rates (subject to withholding) on the amount of cash received and/or the current fair market value of stock received, and the Corporation will be entitled to a corresponding deduction. The participant's basis in any Performance Shares received will be equal to the amount of ordinary income on which he or she was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

     Required Vote for Approval. The affirmative vote of a majority of the Corporation's Common Stock voted at the Annual Meeting, in person or by proxy, is required to approve the Plan. While broker nonvotes will not be treated as votes cast on the approval of this Plan, shares voted as abstentions will be counted as votes cast. Since a majority of the votes cast is required for approval, the sum of any negative votes and abstentions will necessitate offsetting affirmative votes to assure approval. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote for the approval of the Plan.

     The Board of Directors recommends a vote FOR THE APPROVAL OF THE PROPOSED PLAN.

                               PROPOSAL TO APPROVE
                        THE FIRST MANISTIQUE CORPORATION
                        1997 DIRECTORS' STOCK OPTION PLAN

     On January 15, 1997, the Board of Directors adopted the First Manistique Corporation 1997 Directors' Stock Option Plan (the "Plan"), subject to approval by the Corporation's shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix B to this Proxy Statement.

     Purpose. The Plan is intended to encourage stock ownership by non-employee directors of the Corporation's bank subsidiaries (the "Banks"), and to provide those individuals with additional incentive to manage the Banks effectively and to contribute to their success. The Plan is also intended to provide a form of compensation that will attract and retain highly qualified individuals as non-employee members of the Boards of Directors of the Banks.

     Annual Grant of Options to Acquire Common Stock. The Plan provides that all persons who are directors of a Bank, but are neither contractual nor common law employees of the Corporation or a Bank, will be granted an option, as of the first business day following each annual meeting of the Corporation's shareholders beginning in 1998 in accordance with the following schedule: (i) if the Bank's return on equity ("ROE") for the prior year was less than 13% - none;
(ii) if the Bank's ROE for the prior year was 13% but less than 14% - 200 Shares; (iii) if the Bank's ROE for the prior year was 14% but less than 15% - 300 Shares; and (iv) if the Bank's ROE for the prior year was 15% or greater - 400 Shares. If the Plan is approved by the Corporation's shareholders at the 1997 annual meeting, the initial grant under this Plan, if any, will occur on April 22, 1998, the first business day following the 1998 annual meeting.

     There are currently 19 persons who are eligible to participate in the Plan. Based on the current number of nonemployee directors, options providing for the purchase of up to an aggregate of 7,600 shares of Common Stock could be granted to such persons under the Plan each year.

     The term of each option granted under the Plan is 10 years from the date of grant subject to earlier termination at the end of three years following the director's termination of services as a director. The option price for each option must equal 100% of the fair market value of the Corporation's Common Stock on the date the option is granted. In general, no option may be exercisable in whole or in part prior to the first anniversary of the date of grant of the option. The Plan does not obligate the Corporation, its Board of Directors or its shareholders to retain an optionee as a director of the Corporation or a Bank.

     Administration. The Plan is administered by the three most senior executive officers of the Corporation ("Committee"). The Committee's authority is limited to interpreting the provisions of the Plan and supervising its administration, including the power to adopt procedures and regulations for administrative purposes.

     Shares Subject to Plan. A total of 200,000 shares of the Corporation's Common Stock are reserved for issuance under the Plan. However, the number of shares available under the Plan will be reduced by any shares covered by, or issued pursuant to, awards granted under the Corporation's Stock Compensation Plan. The shares of Common Stock that may be delivered under the Plan pursuant to the exercise of options will consist of authorized and unissued shares, which may include shares reacquired by the Corporation. The Plan provides for an equitable adjustment in the number, kind, or price of shares of Common Stock covered by options in the event the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares of the Corporation through stock dividends or similar changes.

     Termination or Amendment of the Plan. The Board of Directors of the Corporation may amend or terminate the Plan with respect to shares not subject to option at the time of amendment or termination. The Plan may not be amended without shareholder approval if the amendment would increase the maximum number of shares that may be issued under the Plan, increase the number of shares that may be optioned to any one nonemployee director, extend the term of the options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, change the class of persons eligible to receive options, or permit the granting of options under the Plan after January 14, 2007. Unless earlier terminated by the Board of Directors, the Plan will expire on January 14, 2007.

     Transferability of Options and Common Stock. Generally, options granted under the terms of the Plan may be transferred only by will or according to the laws of descent and distribution. However, options may be transferred without consideration to (i) an immediate family member of the optionee, (ii) a trust for the benefit of the optionee and/or one or more immediate family members of an optionee, or (iii) a partnership or limited liability company whose only partners or members are the optionee and/or one or more immediate family members of an optionee ("Permitted Transferee"), if the optionee satisfies such conditions to the transfer as may be required by the Committee. Options may be exercised only by an optionee or a Permitted Transferee during the optionee's lifetime. Before issuing any shares upon the exercise of an option, the Corporation may require the optionee or Permitted Transferee to represent in writing that the shares are being acquired for investment and not for resale. The Corporation may also delay issuance of the shares until all appropriate registrations or qualifications under federal and state securities laws have been completed.

     Federal Tax Consequences. The following summarizes the consequences of the grant and exercise of options under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed, and may vary from locality to locality.

     Optionees will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. Because options will not qualify as incentive stock options under the Code, the difference between the fair market value of the shares at the time an option is exercised and the option exercise price generally will be treated as ordinary income to the optionee. The Corporation is entitled to a corresponding deduction equal to the amount of an optionee's ordinary income.

     Tax consequences to the holder of the shares will arise again at the time the shares of Common Stock are sold. In general, if the shares have been held for more than one year, the gain or loss will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. The amount of any gain or loss will be calculated under the general principles for determining gain and loss, and will equal the difference between the amount realized in the sale and the tax basis of the shares of Common Stock. The tax basis will generally equal the cost of the shares (the option exercise price paid) plus any income recognized upon exercise of the option.

     Required Vote for Approval. The affirmative vote of a majority of the Corporation's Common Stock voted at the Annual Meeting, in person or by proxy, is required to approve the Plan. While broker nonvotes will not be treated as votes cast on the approval of this Plan, shares voted as abstentions will be counted as votes cast. Since a majority of the votes cast is required for approval, the sum of any negative votes and abstentions will necessitate offsetting affirmative votes to assure approval. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote for the approval of the Plan.

     The Board of Directors recommends a vote FOR THE APPROVAL OF THE PROPOSED PLAN.

                       COMPENSATION OF EXECUTIVE OFFICERS

                   Committee Report on Executive Compensation

     Decisions on the compensation of the Corporation's executive officers are made by the Board's Compensation Committee comprised of nonemployee directors consisting of Chairman J. Lindroth, T. King, S. Gerou and J. Miller. To ensure this Committee's independence, the Board of Directors has used outside consultants to assist the Committee in its deliberations. This Committee report addresses the Corporation's compensation policies and programs for the year ended December 31, 1996.

     Base Salary - Excluding consideration of other relevant factors, which may include individual performance, experience, expertise and tenure, the Board intends to maintain the base salaries of the Corporation's executive officers and senior managers within peer group levels.

     Annually, the Committee recommends a base wage for the President and Chief Executive Officer for consideration by the entire Board of Directors. The Committee's recommendation is based upon compensation levels established by the Corporation's peers and evaluations by consultants.

     The base salaries of the Presidents of the Corporation's subsidiary banks (the "Banks") are determined in a similar manner by the Corporation's President and Chief Executive Officer and each Bank's Board of Directors. The base salaries of all other executive officers are established by the Corporation's President and Chief Executive Officer.

     Annual Cash Incentive - To provide performance incentives and to compensate for the reduction in base salary, the strategy provides for annual cash awards that are payable if the Corporation and the Banks meet or exceed annual performance objectives established by the Board of Directors.

     Long-Term Incentives - To align the interests of its executive officers and senior managers with the Corporation's shareholders, the Board's compensation strategy provides for a 401(k) matching contribution and equity- based compensation under the Stock Option Plan and Restricted Stock Plan, which are being replaced by a new Stock Compensation Plan. Each of the Corporation's compensation plans has been adopted by the Board of Directors, and the equity-based compensation plans have been approved by the Corporation's shareholders. The new Stock Compensation Plan is being submitted for shareholder approval at the 1997 annual meeting.

     Thomas King, John Lindroth, Stanley Gerou, II and John P. Miller

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation received by the Corporation's Chief Executive Officer and the Corporation's other executive officers whose annual compensation exceeded $100,000, for any of the three years ended December 31, 1996.

          Name and                             Annual Compensation             All Other
     Principal Position        Year            Salary(2) Bonus(2)           Compensation(3)
Ronald G. Ford                 1996        $150,050             $61,520         $29,550
  President and CEO            1995        $145,000             $30,450         $29,300
                               1994        $105,000             $23,800         $25,550

Richard B. Demers(1)
  Executive Vice               1996        $ 84,000             $20,140         $ 4,200
  President                    1995        $ 84,000             $16,800         $ 7,800
                               1994        $ 80,000             $16,800         $ 8,000

Sherry L. Littlejohn           1996        $ 84,000             $22,640         $ 4,200
  Executive Vice               1995        $ 78,824             $13,103           - 0 -
  President                    1994        $ 61,027             $10,762           - 0 -

(1) Mr. Demers served as the President and Chief Executive Officer of the Bank of Stephenson from February 1994 to October 1995.

(2) Includes amounts deferred by employees under the Corporation's retirement plan account pursuant to Section 401(k) of the Internal Revenue Code.

(3) The amounts disclosed in this column include: (a) the amounts contributed by the Corporation to the Corporation's retirement plan, in which substantially all employees of the Corporation participate (the Corporation made matching contributions equal to 5 percent of each Employee's salary reduction contribution for calendar 1996, (b) director fees, and (c) the dollar value of premiums paid by the Corporation for certain deferred compensation benefits, as follows:


                               1996                1995            1994
                               ----                ----            ----
Mr. Ford            (a)        $  7,500          $ 7,250         $ 5,250
                    (b)         $12,050           12,050          10,300
                    (c)         $10,000           10,000          10,000

Mr. Demers          (a)        $  4,200          $ 4,200         $ 4,000
                    (b)           - 0 -            3,600           4,000

Ms. Littlejohn      (a)        $  4,200          $ 4,200         $ 3,050

                               Employment Contract

     Ronald G. Ford entered into an Employment Contract with North County Bank and Trust, as President and CEO, effective July 1, 1994. This contract is for a term of three years with an automatic annual one year extension unless notice of termination is given six months before the end of the current year. This contract provides that Mr. Ford's duties, responsibilities and administrative authority, absent written agreement to the contrary, shall be as President and CEO, respectively, of the Corporation and the Bank. If Mr. Ford's employment is terminated following a change in control of the Corporation for reasons other than his death, disability, normal retirement, for cause or by Ford without good reason, the contract provides that he will be paid 20 quarter annual payments each equal to 25% of the average of his aggregate annual base salary for the three immediately preceding years. If any payment to Mr. Ford under the Employment Contract is subject to an excise tax under Section 4999 of the Internal Revenue Code, Mr. Ford will receive additional payments so that the amount he receives equals the amount he would receive under the contract if an excise tax was not imposed.

                     Stock Option and Restricted Stock Plan

     In 1992, the Corporation adopted a Stock Option Plan. Participants in the Plan generally include senior officers and directors of the Corporation's subsidiary banks who do not participate in the Bank's Deferred Compensation Plan. The Plan authorizes the issuance of 37,350 shares of Common Stock pursuant to the exercise of options under the Plan, all of which have been granted. Except as to then-outstanding options, this Plan was terminated at the same time that the Board of Directors approved the Stock Compensation Plan described earlier in this Proxy Statement.

     In 1995, the Corporation adopted a Restricted Stock Plan. Senior officers and directors of the Corporation and its subsidiaries are eligible to participate in the Plan. The Plan permits the grant of up to 90,000 shares of restricted stock awards which may, among other things, be conditioned on continued employment with the Corporation or one of its subsidiaries for a period of time. To date, no grants of restricted stock have been made under this Plan. This Restricted Stock Plan was terminated at the same time that the Board of Directors approved the Stock Compensation Plan described earlier in this Proxy Statement.


      AGGREGATED STOCK OPTION EXERCISES IN 1996 AND YEAR-END OPTION VALUES

     The following table provides information on the exercise of stock options during 1996 by the executives listed in the Summary Compensation Table and the value of unexercised options at December 31, 1996. No options were granted by the Corporation during 1996.

                                                                Number of Securities             Value of
                                                                     Underlying                 Unexercised
                                                                     Unexercised               In-the-Money
                                                                     Options at                 Options at
                                                                      12/31/96                  12/31/96(1)
                        Shares Acquired
           Name           on Exercise      Value Realized     Exercisable/Unexercisable  Exercisable/Unexercisable
Ronald G. Ford . . . .        0                 $0                       0                         $0
Richard B. Demers. . .        0                 $0                    2,250/0                   $28,125/0
Sherry L. Littlejohn .        0                 $0                    2,250/0                   $26,996/0

(1) Values are based on the difference between the last reported sale price of the Corporation's common stock prior to December 31, 1996 ($26.67), and the exercise prices of the options.

                INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

     Certain of the directors and officers of the Corporation have had and are expected to have in the future, transactions with the subsidiary banks of the Corporation, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, transactions with the subsidiary banks. In the opinion of management, all such transactions with officers and directors and with such corporations and partnerships are made in the ordinary course of business and substantially on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than normal risk of collectibility or present other unfavorable features.

                            OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of February 15, 1997, as to the common stock of the Corporation owned beneficially by each director, each executive named in the Summary Compensation Table above, and by all directors and executive officers of the Corporation as a group. Mr. Ernest D. King, listed in the table below, is the only shareholder known to the Corporation to have been the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock as of February 15, 1997. His mailing address is P.O. Box 216, Naubinway, Michigan 49762.


                                                                           Shared
                                               Sole Voting               Voting and
                                             and Investment              Investment                 Percent
                                                Power (1)                Power (1)                of Class(2)
                                                -----                    -----                    --------
Charles B. Beaulieu                              1,690.00                12,428.00                    0.52%
Bernard A. Bouschor                                100.00                                               *
John B. Clark                                   23,496.00                 1,800.00                    1.06%
C. Ronald Dufina                                 2,013.00                 5,012.00                      *
Ronald G. Ford                                   4,407.00                20,145.00 (3)                1.03%
Stanley Gerou                                                            36,634.00                    1.54%
Michael Henricksen                                                       46,917.00                    1.97%
Loren Hulsizer                                                           18,081.00                     .76%
Ernest D. King                                                          200,428.00                    8.40%
Thomas G. King                                                           12,663.00                     .53%
John Lindroth                                                            19,817.00                     .83%
John P. Miller                                                           38,735.00                    1.62%
Richard B. Demers                                1,500.00                 2,986.00 (3)                  *
Sherry L. Littlejohn                             3,853.00                          (3)                  *
All Directors and Executive                     37,059.00                415,646.00                  18.98%
Officers as a group (14 persons)

     * Less than one-half of one percent.

(1) Includes shares with respect to which executive officers and directors have the right to acquire beneficial ownership under stock options exercisable in 60 days. At February 15, 1997, there were a total of 22,050 such shares.

(2) Calculated on the basis of the amount of shares outstanding, plus 22,050 shares acquirable upon exercise of options described in the preceding footnote.

(3) Messrs. Ford and Demers, and Ms. Littlejohn, together with one other officer of the Corporation, share voting and investment power with respect to 20,040 shares. These shares are included in the shares shown as owned by Mr. Ford.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the NASDAQ Bank Stocks Index and the NASDAQ Stock Market Index for the five year period ended December 31, 1996. The following information is based on an investment of $100, on January 1, 1991 in the Corporation's common stock, the NASDAQ Bank Stocks Index, and the NASDAQ Stock Market Index, with dividends reinvested. There has been only limited trading in the Corporation's Common Stock, there are no market makers for such shares, and the Corporation's common stock does not trade on any stock exchange or on the NASDAQ market. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation's stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware.



                                    1991          1992           1993           1994           1995           1996
First Manistique Corporation        100           113.26         124.32         147.79         214.64         281.21
NASDAQ Stock Market Index           100           115.45         132.48         128.25         179.44         220.18
NASDAQ Bank Stocks Index            100           152.02         196.67         198.84         287.95         336.26


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements of the Corporation for the year ended December 31, 1996, have been examined by Crowe Chizek and Company, LLP, independent public accountants. A representative of Crowe Chizek and Company, LLP, will be at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to answer appropriate questions. Wipfli Ullrich and Bertelson has been appointed by the Board of Directors as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 1997.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Corporation for inclusion in the 1998 Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November 15, 1997.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

     The Annual Report of the Corporation for 1996 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


BY ORDER OF THE BOARD OF DIRECTORS



Richard B. Demers
Secretary
March 14, 1997

                                   APPENDIX A


                          FIRST MANISTIQUE CORPORATION
                             STOCK COMPENSATION PLAN


                                    ARTICLE 1
                      ESTABLISHMENT AND PURPOSE OF THE PLAN

     1.1 Establishment of the Plan. First Manistique Corporation, a Michigan corporation (the "Company"), hereby establishes a stock compensation plan to be known as the "First Manistique Corporation Stock Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of stock options, restricted stock, and other stock-based awards to key employees of the Company and its subsidiaries.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company's shareholders, through stock-based compensation, by aligning the personal interests of the Company's key employees with those of its shareholders. The Plan is also designed to allow key employees to participate in the Company's future, as well as to enable the Company to attract, retain and award such employees. Compensation related to Awards under the Plan is generally intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code").

     1.3 Term of Plan. No Awards shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date ("Termination Date"), provided that Awards granted prior to the Termination Date may extend beyond that date.

                                    ARTICLE 2
                                   DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings set forth below:

     2.1 Award means any award under this Plan of any Options, Restricted Stock, Performance Shares or Other Stock-Based Award.

     2.2 Award Agreement means an agreement evidencing the grant of an Award under this Plan. Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, as established by the Committee and shall be subject to the terms and conditions of the Plan.

     2.3 Award Date means the date that an Award is made, as specified in an Award Agreement.

     2.4 Board  means the  Board of  Directors  of the  Company.

     2.5 Change in Control is defined in Article 12.

     2.6 Code means the Internal Revenue Code of 1986, as amended.

     2.7 Committee means the Committee, as specified in Article 3, appointed by the Board to administer the Plan, no members of which shall be eligible to receive an Award pursuant to the Plan.

     2.8 Common Stock means the Common Stock, no par value per share, of the Company.

     2.9 Disability means permanent and total disability as determined under the rules and guidelines established by the Committee for purposes of the Plan.

     2.10 Effective Date means January 15, 1997.

     2.11 Employee means a salaried employee (including officers and directors who are also employees) of the Company or a Subsidiary.

     2.12 Fair Market Value means, as long as the Common Stock is not actively traded in any recognized market, the average price per share at which shares of Common Stock were bought and sold during the three (3) preceding months in transactions known to management of the Company involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Company or any Subsidiary. If the shares of Common Stock are actively traded in any recognized market, the "Fair Market Value" as used in the Plan shall mean the average of the last reported sales price of Common Stock as of the close of business for each of the last twenty(20) trading days ending the day immediately preceding the day as of which "Fair Market Value" is to be determined.

     2.13 Incentive Stock Option or ISO means an option to purchase shares of Common Stock granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.14 Non-Employee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission.

     2.15 Nonqualified Stock Option or NQSO means an option to purchase shares of Common Stock, granted under Article 6, which is not an Incentive Stock Option.

     2.16 Option means an Incentive Stock Option or a Nonqualified Stock Option.

     2.17 Option Price means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     2.18 Other Stock-Based Award means an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

     2.19 Participant means an Employee of the Company or a Subsidiary who holds an outstanding Award granted under the Plan.

     2.20 Permitted Transferee means (i) the spouse, a child, or a grandchild of a Participant (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of a Participant and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are a Participant and/or one or more Immediate Family Members.

     2.21 Performance Shares means an Award granted under Article 8 of this Plan evidencing the right to receive Common Stock or cash of an equivalent value at the end of a specified performance period and upon achievement of specified performance goals or objectives.

     2.22 Retirement (including Normal, Early and Disability Retirement) means the termination of a Participant's employment with the Company or a Subsidiary with eligibility for normal, early or disability retirement benefits under the terms of the Company's profit sharing plan, as amended and in effect at the time of such termination of employment.

     2.23 Restricted Stock means an Award granted to a Participant under Article 7 of this Plan.

     2.24 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), as amended from time to time or any successor rule.

     2.25 Subsidiary means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.26 Termination of Employment means the termination of a Participant's employment with the Company or a Subsidiary. A Participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be a Subsidiary and the Participant does not immediately thereafter become an Employee of the Company or another Subsidiary.

                                    ARTICLE 3
                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by a Committee designated by the Board consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director. Initially, the Committee shall consist of all directors of the Company who are Non- Employee Directors.

     3.2 Committee Authority. Subject to the Company's Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Awards to key Employees of the Company or a Subsidiary. Awards may be granted singly, in combination, or in tandem. The authority of the Committee shall include the following:


               (a) To select the key Employees of the Company or a Subsidiary to whom Awards may be granted under the Plan;

               (b) To determine whether and to what extent Options, Restricted Stock, Performance Shares and Other Stock-Based Awards, or any combination thereof are to be granted under the Plan;

               (c) To determine the number of shares of Common Stock to be covered by each Award;

               (d) To determine the terms and conditions of any Award Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares Common Stock relating thereto, based on such factors as the Committee shall determine in its sole discretion;

               (e) To determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangement made by Company other than under the terms of this Plan;

               (f) To determine under what circumstances an Award may be settled in cash, Common Stock, or a combination thereof; and

               (g) To determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (including any Award Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Award previously granted under the Plan or cause the Plan or the Award not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the
Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Award granted hereunder.

                                    ARTICLE 4
                        COMMON STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 12.1, the maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 200,000 shares, which may be either unauthorized and unissued

Common Stock or issued Common Stock reacquired by the Company ("Plan Shares"). The number of Plan Shares shall be reduced by any Shares of Common Stock which are covered by, or issued pursuant to, options granted under the First Manistique Corporation 1997 Directors' Stock Option Plan. Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof. If an Award expires unexercised or is forfeited, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement; provided, however, that any such shares subject to a forfeited or cancelled Award shall not again be made subject to an Award Agreement to any Participant who received, directly or indirectly, any of the benefits of ownership of the securities underlying such Award, excluding the right to vote such shares.

                                    ARTICLE 5
                                   ELIGIBILITY

     The persons who shall be eligible to receive Awards under the Plan shall be such key Employees as the Committee shall select from time to time. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant. Participants may hold more than one Award, but only on the terms and subject to the restrictions set forth in the Plan and their respective Award Agreements.

                                    ARTICLE 6
                                  STOCK OPTIONS

     6.1 Options. Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted under this Plan shall be either an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQSO").

     6.2 Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Stock Option.

     6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422. An Incentive Stock Option shall not be granted to an individual who, on the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date of the shares of Common Stock with respect to which one or more Incentive Stock Options (or other incentive stock options within the meaning of Section 422 of the Code, under all other option plans of the Company) granted on or after January 1, 1987, that are exercisable for the first time by a Participant during any calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code.

     6.4 Terms of Options. Options granted under the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions:

               (a) Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Award Date.

               (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date the Option is granted.

               (c) Exercisability. Except as provided in Section 12.2, no Option shall be exercisable in either in whole or in part prior to the first anniversary of the Award Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

               (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. Notwithstanding the foregoing, an Option shall not be exercisable with respect to less than 100 shares of Common Stock unless the remaining shares covered by an Option are fewer than 100 shares. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned for at least six months by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding payment as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of stock shall be issued until payment has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 13.1 of the Plan. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period [as defined in Section 7.3(a)], applicable to the shares of Restricted Stock surrendered therefor.

               (e)  Nontransferability  of  Options.  No  Option  may  be  sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, provided, however, a Nonqualified Stock Option may be transferred, without consideration, to a Permitted Transferee if the Participant satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Participant. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Participant continued to hold the Option, whereby provisions of this Plan dealing with termination of employment, retirement, disability or death of a Participant will continue to refer to the original Participant regardless of whether a Nonqualified Stock Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of employment, retirement, disability, or death of a Participant. Further, all Options shall be exercisable, during the Participant's lifetime, only by such Participant, or, in the case of a Nonqualified Stock Option, by a Participant or a Permitted Transferee, as the case may be. The designation of a person entitled to exercise an Option after a person's death will not be deemed a transfer.

               (f) Termination of Employment for Reasons other than Retirement, Disability, or Death. Upon Termination of Employment for any reason other than Retirement or on account of Disability or death, each Option held by the Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Employment and shall not have been fully exercised, be exercisable, in whole or in part, at any time within a period of three (3) months following Termination of Employment, subject, however, to prior expiration of the term of such Options and any other limitations on the exercise of such Options in effect at the date of exercise.

               (g) Termination of Employment for Retirement or Disability. Upon Termination of Employment by reason of Retirement or Disability, each Option held by such Participant shall, to the extent rights to purchase shares under the Option have accrued at the date of such Retirement or Disability and shall not have been fully exercised, remain exercisable in whole or in part, for a period of three (3) years following such Termination of Employment, subject, however, to prior expiration according to its terms and other limitations imposed by the Plan. If the Participant dies after such Retirement or Disability, the Participant's Options shall be exercisable in accordance with Section 6.4(h) below.

               (h) Termination of Employment for Death. Upon Termination of Employment due to death, each Option held by such Participant shall, to the extent rights to purchase shares under the Options have accrued at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance only under the following circumstances and during the following periods: (i) if the Participant dies while employed by the Company or a Subsidiary, at any time within three (3) years after his death, or (ii) if the Participant dies during the extended exercise period following Termination of Employment specified in Section 6.4(g), at any time within the longer of such extended period or one
          (1) year after death, subject, however, in any case, to the prior expiration of the term of the Option and any other limitation on the exercise of such Option in effect at the date of exercise.

               (i) Termination of Options. Any Option that is not exercised within whichever of the exercise periods specified in Sections 6.4(f),
          (g) or (h) is applicable shall terminate upon expiration of such exercise period.

               (j) Purchase and Settlement Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                                    ARTICLE 7
                                RESTRICTED STOCK

     7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual or business unit or Company performances, or such other factors as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     7.2 Awards and Certificates. A prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

               (a) Acceptance. Awards of Restricted Stock must be accepted within a period of 20 days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated for such shares of Restricted Stock.

               (b) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the First Manistique Corporation Stock Compensation Plan and related Award Agreement entered into between the registered owner and the Company, dated _______. Copies of such Plan and Agreement are on file in the offices of the Company, 130 South Cedar, Manistique, Michigan 49854."

               (c) Custody. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     7.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

               (a) Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

               (b) Rights as Shareholder.  Except as provided in this subsection
          (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

               (c) Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Article 7, upon Termination of Employment for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

               (d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant.

                                    ARTICLE 8
                               PERFORMANCE SHARES

     8.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the Performance Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8.2, as specified in the Award Agreement. The Committee may condition the grant of Performance Shares upon the achievement of specific business objectives, measurements of individual or business unit or Company performance, or such other factors or criteria as the Committee shall determine. The provisions of the award of Performance Shares need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     8.2 Terms and  Conditions.  Performance  Shares  awarded  pursuant  to this
Article 8 shall be subject to the following terms and conditions:

               (a) Nontransferability. Subject to the provisions of this Plan and the related Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period. At the expiration of the Performance Period, share certificates or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the shares covered by the Award Agreement.

               (b) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any cash dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

               (c) Termination of Employment. Subject to the provisions of the Award Agreement and this Article 8, upon Termination of Employment for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant.

               (d) Accelerated Vesting. Based on service, performance and/or such other factors or criteria as the Committee may determine and set forth in the Award Agreement, the Committee may, at or after grant, accelerate the vesting of all or any part of any award of Performance Shares and/or waive the deferral limitations for all or any part of such Award.

                                    ARTICLE 9
                            OTHER STOCK-BASED AWARDS

     9.1 Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards"), may be granted either alone or in addition to or in tandem with Options, Restricted Stock or Performance Shares. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each Participant and such Awards to individual Participants need not be the same in subsequent years.

     9.2 Terms and Conditions.  Other  Stock-Based  Awards made pursuant to this
Article 9 shall be set forth in an Award Agreement and shall be subject to the following terms and conditions:

               (a) Nontransferability. Subject to the provisions of this Plan and the Award Agreement, shares of Common Stock subject to Awards made under this Article 9 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

               (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of this Plan and the Award Agreement, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred stock basis, dividends or other distributions with respect to the number of shares of Common Stock covered by the Award.

               (c) Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

               (d) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 9.

               (e) Price. Common Stock issued or sold under this Article 9 may be issued or sold for no cash consideration or such consideration as the Committee shall determine and specify in the Award Agreement.

                                   ARTICLE 10
                      TERMINATION OR AMENDMENT OF THE PLAN

     The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any applicable regulatory requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company's shareholders, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 12.1); (ii) change the definition of Employees eligible to receive Awards under this Plan; (iii) decrease the option price of any Option to less than one hundred percent (100%) of the Fair Market Value on the date of grant for an Option; (iv) extend the maximum option period under Section 6.4(b) of the Plan; or (v) cause the Plan not to comply with either Rule 16b-3, or any successor rule under the Act, or Section 162(m) of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 12.2, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent. Awards may not be granted under the Plan after the Termination Date, but Awards granted prior to such date shall remain in effect or become exercisable pursuant to their respective terms and the terms of this Plan.

                                   ARTICLE 11
                                  UNFUNDED PLAN

     This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE 12
                              ADJUSTMENT PROVISIONS

     12.1 Antidilution. Subject to the provisions of this Article 12, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

     12.2 Change in Control. Notwithstanding Section 12.1, upon the occurrence of a Change in Control, all Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease, unless, in the case of a transaction described in clause (iii) or (iv) in the following definition of Change in Control, provisions are made in connection with such transaction for the continuance of the Plan and the assumption of or the substitution for such Awards of new Awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. As used in this Plan, "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if:
(i) any Person (other than the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

     12.3 Adjustments by Committee. Any adjustments pursuant to this Article 12 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

                                   ARTICLE 13
                               GENERAL PROVISIONS

     13.1 Legend. The Committee may require each person purchasing shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     13.2 No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other Employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an Employee is employed to terminate his or her employment at any time.

     13.3 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment;
(b) authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares having a Fair Market Value as of the "Tax Date", less than or equal to the amount of the withholding tax obligation; or
(c) delivering to the Company unencumbered shares owned by the Participant having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation. The "Tax Date" shall be the date that the amount of tax to be withheld is determined.

     13.4 No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically provided in this Plan or as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

     13.5 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws and in the courts of the state of Michigan.

     13.6 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

     13.7 Rights as a Shareholder. Except as otherwise provided in an Award Agreement, a Participant shall have no rights as a shareholder of the Company until he or she becomes the holder of record of Common Stock.

     13.8 Cancellation of Prior Plans. Upon approval of this Plan by the Board, all prior restricted stock plans and all prior employee stock option plans shall be cancelled, terminated, and of no further force or effect, except insofar as any such prior plan relates to restricted stock awards or options outstanding immediately prior to approval of this Plan.

                                   ARTICLE 14
                              SHAREHOLDER APPROVAL

     The Plan shall be effective on the Effective Date and shall be submitted for approval by the shareholders of the Company at the Annual Meeting of Shareholders in 1997. If the shareholders do not approve the Plan, it, and any action taken under the Plan, shall be void and of no effect.

                                   APPENDIX B


                          FIRST MANISTIQUE CORPORATION
                        1997 DIRECTORS' STOCK OPTION PLAN

                      Section 1. Establishment and Purpose.

     First Manistique Corporation hereby establishes a stock option plan to be named the First Manistique Corporation 1997 Directors' Stock Option Plan, for certain directors of the Company's banking subsidiaries. The purpose of the Plan is: (i) to provide a non-cash method of compensating directors that will directly promote the interests of the stockholders because the rewards made available to the directors would be directly related to the banking subsidiaries' returns on equity, and thereby indirectly related to the Company's return on equity and the price of its stock; and (ii) to aid the Company and its subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Company's continued progress.

                             Section 2. Definitions.

               (a) Act means the Securities Exchange Act of 1934, as amended from time to time.

               (b) Administrator means the three most senior executive officers of the Company.

               (c) Authority means the shares of Stock authorized for issuance pursuant to the Plan.

               (d) Average Equity means the average equity of the Subsidiary as computed in preparing the audited annual financial statements of the Company.

               (e) Board of Directors means the Board of Directors of the Company.

               (f) Company means First Manistique Corporation, a corporation organized and existing under the laws of the State of Michigan.

               (g) Eligible Director means a director of a Subsidiary who is not otherwise an officer or employee of the Company or of any Subsidiary. If a person is a director of more than one Subsidiary, such person shall, for purposes of this Plan, be an Eligible Director only with respect to the Subsidiary having the largest amount of assets.

               (h) Effective Date means the date this Plan is approved by the Company's stockholders.

               (i) Fair Market Value means, as long as the Common Stock is not actively traded in any recognized market, the average price per share at which shares of Common Stock were bought and sold during the three
          (3) preceding months in transactions known to management of the Company involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Company or any Subsidiary. If the shares of Common Stock are actively traded in any recognized market, the "Fair Market Value" as used in the Plan shall mean the average of the last reported sales price of Common Stock as of the close of business for each of the last twenty (20) trading days ending the day immediately preceding the day as of which "Fair Market Value" is to be determined.

               (j) Grant Date means, with respect to each Option, the day that an Eligible Director is granted the Option.

               (k) Net Income means the net income of a Subsidiary as computed in preparing the audited annual financial statements of the Company.

               (l) Option means an option granted under this Plan to acquire Stock.

               (m) Optionee means the person to whom an Option is granted.

               (n) Option Agreement means an Agreement issued to each Eligible Director with respect to each Option.

               (o) Option Date means the first business day after an annual meeting of Stockholders with respect to each Option.

               (p) Permitted Transferee means either (i) the spouse, a child, or a grandchild of an Optionee (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of an Optionee and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are an Optionee and/or one or more Immediate Family Members.

               (q) Plan means the First Manistique Corporation 1997 Directors' Stock Option Plan.

               (r) Prior Year means the immediately preceding fiscal year of the Company.

               (s) Post-Death Representative(s) means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by Optionee's will or the laws of descent and distribution.

               (t) ROE means the percentage obtained by dividing the Average Equity of a Subsidiary for a fiscal year into the Net Income of the Subsidiary for that fiscal year.

               (u) Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time or any successor rule.

               (v) Shares means shares of Stock.

               (w) Stock means authorized and unissued shares of common stock, no par value, of the Company and includes Shares which may be reacquired by the Company.

               (x) Subsidiary means any banking corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

               Any dispute as to the meaning of Average Equity, Net Income, or ROE shall be resolved by the independent public accountants then serving the Company.

                           Section 3. Administration.

     The Plan shall be administered on behalf of the Company by the Administrator. The Administrator may adopt, amend, and rescind from time to time such administrative rules, and may take from time to time such actions, with or without notice to affected Optionees or Permitted Transferees, as the case may be, as the Administrator may deem appropriate to implement or interpret the provisions of this Plan or to exercise any authority, discretion, or power explicitly or implicitly granted to the Administrator under this Plan, provided that no such rules or actions may be inconsistent with the provisions of this Plan or Rule 16b-3, or any successor rule, under the Act (in the case of Optionees affected thereby). The Administrator may make rules or take action pursuant to this Section by any appropriate means.

                   Section 4. Shares Reserved Under the Plan.

               (a) The maximum number of Shares which may be issued in connection with Options granted hereunder is 200,000, less any Shares which are covered by, or issued pursuant to, awards granted under the First Manistique Corporation Stock Compensation Plan (the "Stock Compensation Plan"). At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to 200,000 Shares, less (i) the total number of Shares issued pursuant to all such exercises which shall have been made prior to such time, and (ii) the total number of Shares issued prior to such time pursuant to awards granted under the Stock Compensation Plan.

               (b) When an Option is granted, the total number of Shares issuable upon complete exercise thereof shall be charged against the maximum number of Shares of the Authority. When the Option is exercised, no additional charge shall be made against the Authority. If an exercise price is paid in Shares owned by the Optionee or the Permitted Transferee, as the case may be, such Shares shall not be added to the Authority.

               (c) If an Option terminates in whole in part, by expiration or for any other reason except exercise of such Option, the Shares previously charged to the Authority upon grant of the Option shall be restored to the Authority, and shall again be available for issuance under the Authority, for as long as such Authority continues, as if such Shares had never been subject to an Option.

                         Section 5. Granting of Options.

     Each person who is an Eligible Director on the Option Date in 1998, and each person who is an Eligible Director in each subsequent year on the Option Date, shall receive an Option to acquire Shares at the Fair Market Value on such date in accordance with the following schedule:

         o if the Subsidiary's ROE for the Prior Year was less than 13%, No Shares;

         o if the Subsidiary's ROE for the Prior Year was 13% but less than 14%, 200 Shares;

         o if the Subsidiary's ROE for the Prior Year was 14% but less than 15%, 300 Shares;

         o if the Subsidiary's ROE for the Prior Year was 15% or greater, 400 Shares.

References in this Section 5 to Subsidiary relate to the Subsidiary of which the Eligible Director served as a director during the prior year.

                          Section 6. Terms of Options.

     Notwithstanding any other provisions of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

               (a) The option price for each Share covered by an Option shall be an amount equal to one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option.

               (b) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution; provided, however, an Option may be transferred, without consideration, to a Permitted Transferee if the Optionee satisfies such conditions to the transfer as may be required by the Administrator. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Optionee. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Optionee continued to hold the Option, whereby provisions of this Plan dealing with termination of service or death of an Optionee will continue to refer to the original Optionee regardless of whether an Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of service or death of an Optionee. The designation of a beneficiary entitled to exercise an Option upon the Optionee's death does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or a Permitted Transferee, as the case may be.

               (c) Options shall become fully exercisable on the first anniversary of the Grant Date. No Option shall be exercisable after the expiration of ten years from the Grant Date. Notwithstanding the foregoing, if the Optionee dies before his or her service as a director terminates, the Option shall be exercisable as to all Shares, to the extent not previously exercised.

               (d) The Option shall not be exercisable after the earlier of (i) the last day of the thirty-sixth month after the month in which the Optionee's service as a director terminates for any reason or (ii) the expiration of ten years from the Grant Date.

                    Section 7. No Right to Remain a Director.

     The grant of an Option shall not create any right in any person to remain as a director of the Company.

                         Section 8. Exercise of Option.

               (a) An Option shall be exercisable only (1) upon payment to the Company on the exercise date of cash in the full amount of the option price of the Shares with respect to which the Option is exercised, (2) upon delivery to the Company on the exercise date of certificates representing unencumbered Shares, owned by the Optionee or the Permitted Transferee, as the case may be, having a Fair Market Value, on the last trading date preceding such exercise and delivery, equal to the full amount of the purchase price of the Shares with respect to which the Option is exercised, or (3) a combination of (1) and (2), except that (i) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash, and (ii) no Shares of Stock which have been held for less than six months may be delivered in payment of the exercise price of an Option. If and to the extent determined by the Administrator, in its sole discretion, at or after the Grant Date, payment in full or in part may also be made by reduction in the number of Shares issuable upon exercise of the Option based on the Fair Market Value of the Stock on the last trading date preceding the exercise.

               (b) An Optionee or Permitted Transferee, as the case may be, shall have none of the rights of a stockholder with respect to Shares subject to the Option until Shares are issued to the Optionee or Permitted Transferee upon the exercise of an Option.

                         Section 9. General Provisions.

     The Company shall not be required to issue or deliver any certificate for Shares to an Optionee or Permitted Transferee, as the case may be, upon the exercise of an Option prior to:

               (a) If requested by the Company, the filing with the Company by the Optionee, the Permitted Transferee or the Optionee's Post-Death Representative, as the case may be, of a representation in writing that at the time of such exercise it is their then present intention to acquire the Shares being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such Shares under any state or federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and

               (b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Administrator shall, in the Administrator's absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                       Section 10. Adjustment Provisions.

     In the event any stock dividend is declared upon the Stock or in the event outstanding Shares of Stock shall be changed into or exchanged for a different number, class or kind of Shares of Stock or other securities of the Company or another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the maximum number of Shares of Stock which may be charged against the Authority shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of Shares of Stock or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each Share or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated, or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization, and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this Section 10 shall be made in an equitable manner by the Administrator, whose determination shall be conclusive and binding on all concerned.

                Section 11. Duration, Amendment, and Termination.

     The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without further action on the part of the Stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee or Permitted Transferee, as the case may be, adversely affect or impair the rights of such Optionee or Permitted Transferee, as the case may be, and provided further, that, unless the Stockholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby: (a) the total number of Shares which may be granted under the Plan to all individuals, or to any of them, shall be increased, except by operation of the adjustment provisions of Section 10 hereof; (b) the term of the Options shall be extended; (c) the minimum option price shall be decreased; or (d) the class of eligible persons to whom options may be granted shall be changed. The period during which Options may be granted under the Authority shall terminate on the tenth anniversary of the Effective Date, unless the Plan earlier shall have been terminated as provided above.

                      Section 12. Date of Granting Options.

     All Options granted under the Plan shall be in writing and shall be granted as of a Grant Date.

                        Section 13. Stockholder Approval.

     The Plan is to be submitted for approval by the Stockholders of the Company at the 1997 annual meeting and shall be effective only upon receiving such approval.

                           Section 14. Miscellaneous.

               (a) Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Michigan, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Michigan.

               (b) Transactions under this Plan are intended to comply with applicable conditions for exemption under Rule 16b-3. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

               (c) The invalidity of any particular provision herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.